UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2008
Trico Marine Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33402	72-1252405
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3200 Southwest Freeway, Suite 2950
Houston, Texas 77027
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (713) 780-9926
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     This Form 8-K/A (Amendment No. 1) (“Amendment No. 1”) amends the Current Report on Form 8-K (File No. 001-33402) filed by Trico Marine Services, Inc. (the “Company”) on May 16, 2008 (the “Original Filing”). This Amendment No. 1 is being filed to amend and restate Item 9.01(d) of the Original Filing to file a corrected copy of the Indenture, dated as of May 16, 2008 between the Company and Wells Fargo Bank, National Association, which was filed as Exhibit 4.2 to the Original Filing (the “Indenture”).
     The Indenture filed as Exhibit 4.2 to this Amendment No. 1 has been corrected as follows: (i) the final paragraph of Section 10.04(c) contained an inadvertent error in the maximum Conversion Rate (as defined therein) adjustment under Section 10.04, (ii) a clause in the conversion limitation set forth in Section 10.15 was inadvertently omitted from the previously filed copy and (iii) certain other non-substantive typographical errors have been corrected. Other than Item 9.01 and Exhibit 4.2, none of the information contained in the Original Filing has been revised or amended and all other Items and Exhibits from the Original Filing are incorporated by reference into this Amendment No. 1.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
2.1	Share Purchase Agreement, dated May 15, 2008, by and among Trico Marine Services, Inc., Trico Shipping AS, and West Supply IV AS (Incorporated by reference to Trico Marine Services, Inc.’s Current Report on Form 8-K filed on May 16, 2008 (File No. 001-33402))

2.2	Form of Management Share Purchase Agreement, dated May 15, 2008, by and among Trico Marine Services, Inc., Trico Shipping AS, and certain members of management of DeepOcean (Incorporated by reference to Trico Marine Services, Inc.’s Current Report on Form 8-K filed on May 16, 2008 (File No. 001-33402))

4.1	Securities Purchase Agreement, dated as of May 14, 2008, by and among Trico Marine Services, Inc. and the investors listed on the Schedule of Purchasers attached thereto (Incorporated by reference to Trico Marine Services, Inc.’s Current Report on Form 8-K filed on May 16, 2008 (File No. 001-33402))

*4.2	Indenture, dated as of May 16, 2008, between Trico Marine Services, Inc. and Wells Fargo Bank, National Association

4.3	Form of Registration Rights Agreement, dated May 16, 2008, between Trico Marine Services, Inc. and the Purchasers under the Securities Purchase Agreement (Incorporated by reference to Trico Marine Services, Inc.’s Current Report on Form 8-K filed on May 16, 2008 (File No. 001-33402))

10.1	Form of Phantom Stock Units Agreement to be entered into by and between Trico Marine Services, Inc. and West Supply IV AS (Incorporated by reference to Trico Marine Services, Inc.’s Current Report on Form 8-K filed on May 16, 2008 (File No. 001-33402))

10.2	Form of Phantom Stock Units Agreement to be entered into, by and between Trico Marine Services, Inc. and certain members of management of DeepOcean (Incorporated by reference to Trico Marine Services, Inc.’s Current Report on Form 8-K filed on May 16, 2008 (File No. 001-33402))

10.3	Form of Registration Rights Agreement to be entered into between Trico Marine Services, Inc. and West Supply IV AS (Incorporated by reference to Trico Marine Services, Inc.’s Current Report on Form 8-K filed on May 16, 2008 (File No. 001-33402))

10.4	Credit Agreement, dated May 15, 2008, by and among Trico Supply AS, Trico Subsea Holding AS, Trico Subsea AS, Trico Shipping AS, Nordea Bank Finland PLC, New York Branch, as Administrative Agent, and the various lenders party from time to time thereto (Incorporated by reference to Trico Marine Services, Inc.'s Current Report on Form 8-K filed on May 16, 2008 (File No. 001-33402))

99.1	Press release issued by Trico Marine Services, Inc. dated May 16, 2008 (Incorporated by reference to Trico Marine Services, Inc.'s Current Report on Form 8-K filed on May 16, 2008 (File No. 001-33402))

99.2	Investor Presentation to be delivered on May 16, 2008 (Incorporated by reference to Trico Marine Services, Inc.'s Current Report on Form 8-K filed on May 16, 2008 (File No. 001-33402))

* Filed herewith

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2008	Trico Marine Services, Inc.

	By:	/s/ Rishi Varma

	Name:	Rishi Varma
	Title:	Chief Administrative Officer, Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
2.1
Share Purchase Agreement, dated May 15, 2008, by and among Trico Marine Services, Inc., Trico Shipping AS, and West Supply IV AS (Incorporated by reference to Trico Marine Services, Inc.’s Current Report on Form 8-K filed on May 16, 2008 (File No. 001-33402))

2.2
Form of Management Share Purchase Agreement, dated May 15, 2008, by and among Trico Marine Services, Inc., Trico Shipping AS, and certain members of management of DeepOcean (Incorporated by reference to Trico Marine Services, Inc.’s Current Report on Form 8-K filed on May 16, 2008 (File No. 001-33402))

4.1
Securities Purchase Agreement, dated as of May 14, 2008, by and among Trico Marine Services, Inc. and the investors listed on the Schedule of Purchasers attached thereto (Incorporated by reference to Trico Marine Services, Inc.’s Current Report on Form 8-K filed on May 16, 2008 (File No. 001-33402))

*4.2	Indenture, dated as of May 16, 2008, between Trico Marine Services, Inc. and Wells Fargo Bank, National Association

4.3
Form of Registration Rights Agreement, dated May 16, 2008, between Trico Marine Services, Inc. and the Purchasers under the Securities Purchase Agreement (Incorporated by reference to Trico Marine Services, Inc.’s Current Report on Form 8-K filed on May 16, 2008 (File No. 001-33402))

10.1
Form of Phantom Stock Units Agreement to be entered into by and between Trico Marine Services, Inc. and West Supply IV AS (Incorporated by reference to Trico Marine Services, Inc.’s Current Report on Form 8-K filed on May 16, 2008 (File No. 001-33402))

10.2
Form of Phantom Stock Units Agreement, dated May 15, 2008, by and between Trico Marine Services, Inc. and certain members of management of DeepOcean (Incorporated by reference to Trico Marine Services, Inc.’s Current Report on Form 8-K filed on May 16, 2008 (File No. 001-33402))

10.3
Form of Registration Rights Agreement to be entered into between Trico Marine Services, Inc. and West Supply IV AS (Incorporated by reference to Trico Marine Services, Inc.’s Current Report on Form 8-K filed on May 16, 2008 (File No. 001-33402))

10.4
Credit Agreement dated May 15, 2008 by and among Trico Supply AS, Trico Subsea Holding AS, Trico Subsea AS, Trico Shipping AS, Nordea Bank Finland PLC, New York Branch, as Administrative Agent, and the various lenders party from time to time thereto (Incorporated by reference to Trico Marine Services, Inc.’s Current Report on Form 8-K filed on May 16, 2008 (File No. 001-33402))

99.1
Press release issued by Trico Marine Services, Inc. dated May 16, 2008 (Incorporated by reference to Trico Marine Services, Inc.’s Current Report on Form 8-K filed on May 16, 2008 (File No. 001-33402))

99.2	Investor Presentation to be delivered on May 16, 2008 (Incorporated by reference to Trico Marine Services, Inc.’s Current Report on Form 8-K filed on May 16, 2008 (File No. 001-33402))

* Filed herewith